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EXHIBIT A

                             JOINT FILING AGREEMENT

     HarbourVest Partners, LLC, Edward W. Kane, D. Brooks Zug, HarbourVest VI-Direct Associates LLC and HarbourVest Partners VI-Direct Fund L.P. agree that the Schedule 13G, to which this Agreement is attached, relating to the Common Shares of Vistaprint Limited, is filed on behalf of each of them.

Dated: February 10, 2006                HARBOURVEST PARTNERS, LLC


                                        By: /s/ Martha D. Vorlicek
                                            ------------------------------------
                                        Name: Martha D. Vorlicek
                                        Title: Managing Director


Dated: February 10, 2006                EDWARD W. KANE
                                        /s/ Edward W. Kane
                                        ----------------------------------------
                                        Name: Edward W. Kane


Dated: February 10, 2006                D. BROOKS ZUG
                                        /s/ D. Brooks Zug
                                        ----------------------------------------
                                        Name: D. Brooks Zug


Dated: February 10, 2006                HarbourVest VI-Direct Associates LLC

                                        By: HarbourVest Partners, LLC
                                        Its Managing Member


                                        By: /s/ Martha D. Vorlicek
                                            ------------------------------------
                                        Name: Martha D. Vorlicek
                                        Title: Managing Director


Dated: February 10, 2006                HarbourVest Partners VI-Direct Fund L.P.

                                        By: HarbourVest VI-Direct Associates LLC
                                        Its General Partner

                                        By: HarbourVest Partners, LLC
                                        Its Managing Member


                                        By: /s/ Martha D. Vorlicek
                                            ------------------------------------
                                        Name: Martha D. Vorlicek
                                        Title: Managing Director